Exhibit 10.1 EXECUTION VERSION THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of August 22, 2018, by and among: (i) REXNORD FUNDING LLC, as an Originator, and as the Buyer (“Rexnord Funding”); (ii) ZURN INDUSTRIES, LLC, as an Originator (“Zurn Industries”); (iii) ZURN PEX, INC., as an Originator (“Zurn Pex”); (iv) RODNEY HUNT – FONTAINE INC., as an Originator (“Rodney Hunt”); (v) VAG USA, LLC, as an Originator (“VAG USA”); (vi) PRECISION GEAR LLC, as an Originator (“Precision Gear”); (vii) REXNORD INDUSTRIES, LLC, as the Servicer (“Rexnord Industries”); and (viii) WELLS FARGO BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as the sole Lender party to the Funding Agreement referenced below. Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the “Sale and Servicing Agreement” (as defined below). PRELIMINARY STATEMENTS A. Rexnord Funding, as an originator and as the buyer, Zurn Industries, as an originator, Zurn Pex, as an originator, Rodney Hunt, as an originator, VAG USA, as an originator (Rexnord Funding, Zurn Industries and Zurn Pex, Rodney Hunt and VAG USA collectively, the “Existing Originators”), and Rexnord Industries, as the servicer, are party to that certain Receivables Sale and Servicing Agreement, dated as of September 26, 2007 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Sale and Servicing Agreement”). B. Prior to the Termination Date, the Sale and Servicing Agreement may be amended in writing by the parties thereto with the written consent of the Administrative Agent under the Amended and Restated Receivables Funding and Administration Agreement, dated as of May 20, 2011 (as amended, restated, supplemented or modified from time to time prior to the date hereof, the “Funding Agreement”). C. Precision Gear (the “New Originator”) desires to become a party to the Sale and Servicing Agreement as an “Originator”. D. VAG USA has requested that Rexnord Funding transfer and assign to VAG USA all of Rexnord Funding’s right, title, and interest in, to and under the Receivables that were previously transferred and assigned by VAG USA to Rexnord Funding pursuant to the Sale and Servicing Agreement (the “VAG Specified Assets”). Rexnord Funding is willing to transfer and assign the VAG ACTIVE 232086017v.11

Specified Assets to VAG USA. Upon the consummation of such transfer of the VAG Specified Assets, VAG USA desires to cease to be an “Originator” under the Sale and Servicing Agreement and the parties hereto are willing to consent to the removal of VAG USA as an “Originator”. E. Rodney Hunt has requested that Rexnord Funding transfer and assign to Rodney Hunt all of Rexnord Funding’s right, title, and interest in, to and under the Receivables that were previously transferred and assigned by Rodney Hunt to Rexnord Funding pursuant to the Sale and Servicing Agreement (the “Rodney Hunt Specified Assets”). Rexnord Funding is willing to transfer and assign the Rodney Hunt Specified Assets to Rodney Hunt. Upon the consummation of such transfer of the Rodney Hunt Specified Assets, Rodney Hunt desires to cease to be an “Originator” under the Sale and Servicing Agreement and the parties hereto are willing to consent to the removal of Rodney Hunt as an “Originator”. F. Each of the parties hereto desires to amend the Sale and Servicing Agreement on the terms and conditions set forth herein. SECTION 1. Joinder of New Originator to the Sale and Servicing Agreement. 1.01 By its signature below, (a) the New Originator hereby agrees to become a party to the Sale and Servicing Agreement as an “Originator” thereunder, and to assume all of the obligations and liabilities of, and be bound by all of the terms, covenants, agreements and conditions with respect to, an Originator under the Sale and Servicing Agreement and the other Related Documents, and (b) Rexnord Funding, the Existing Originators, Rexnord Industries and the Administrative Agent consent thereto. 1.02 The New Originator represents and warrants that after giving effect to the Supplementary Schedules, each of the representations and warranties contained in Section 4.01 of the Sale and Servicing Agreement will be true and correct as to the New Originator as of the date specified therein. The “Effective Date” for the New Originator for the purposes of Article IV of the Sale and Servicing Agreement shall be the date hereof. SECTION 2. Transfer of the VAG Specified Assets and Rodney Hunt Specified Assets. 2.01 Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, (a) Rexnord Funding does hereby sell and assign to VAG USA, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the VAG Specified Assets and (b) VAG USA does hereby purchase from the Rexnord Funding, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the VAG Specified Assets. 2.02 Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6 below, (a) Rexnord Funding does hereby sell and assign to Rodney Hunt, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the Rodney Hunt Specified Assets and (b) Rodney Hunt does hereby purchase from the Rexnord Funding, without representation, recourse or warranty of any kind, all of the Rexnord Funding’s right, title and interest in and to the Rodney Hunt Specified Assets. SECTION 3. VAG USA and Rodney Hunt. 2

3.01 Effective as of the Amendment Effective Date and subject to (a) the consummation of the transfer of the VAG Specified Assets in accordance with Section 2 hereof and (b) the satisfaction of the conditions precedent set forth in Section 6 hereof, VAG USA shall cease to be an “Originator” under the Sale and Servicing Agreement or any Related Document. Any obligations or liabilities that expressly survive termination of the Sale and Servicing Agreement or any Related Document shall survive the effectiveness of this Amendment. 3.02 Effective as of the Amendment Effective Date and subject to (a) the consummation of the transfer of the Rodney Hunt Specified Assets in accordance with Section 2 hereof and (b) the satisfaction of the conditions precedent set forth in Section 6 hereof, Rodney Hunt shall cease to be an “Originator” under the Sale and Servicing Agreement or any Related Document. Any obligations or liabilities that expressly survive termination of the Sale and Servicing Agreement or any Related Document shall survive the effectiveness of this Amendment. SECTION 4. Consent to Transfer of the Specified Assets and Removal of VAG USA and Rodney Hunt as “Originators”. 4.01 Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6 below: (a) the Administrative Agent hereby releases the security interest in the VAG Specified Assets that was granted by Rexnord Funding pursuant to the Funding Agreement; (b) each of Rexnord Funding, VAG USA and the Administrative Agent agree to terminate, at the cost of Rexnord Funding and VAG USA, the financing statements filed naming VAG USA as debtor in connection with the Sale and Servicing Agreement; and (c) each of the Administrative Agent and each Originator hereby consents to (i) Rexnord Funding’s transfer and assignment to VAG USA of all of Rexnord Funding’s right, title and interest in and to the VAG Specified Assets in accordance with Section 2 hereof and (b) the removal of VAG USA as an “Originator” in accordance with Section 3 hereof. 4.02 Effective as of the Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 6 below: (a) The Administrative Agent hereby releases the security interest in the Rodney Hunt Specified Assets that was granted by Rexnord Funding pursuant to the Funding Agreement; (b) each of Rexnord Funding, Rodney Hunt and the Administrative Agent agree to terminate, at the cost of Rexnord Funding and Rodney Hunt, the financing statements filed naming Rodney Hunt as debtor in connection with the Sale and Servicing Agreement; and 3

(c) each of the Administrative Agent and each Originator hereby consents to (a) Rexnord Funding’s transfer and assignment to Rodney Hunt of all of Rexnord Funding’s right, title and interest in and to the Rodney Hunt Specified Assets in accordance with Section 2 hereof and (b) the removal of Rodney Hunt as an “Originator” in accordance with Section 3 hereof. SECTION 5. Amendments to the Sale and Servicing Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Sale and Servicing Agreement is hereby amended as follows: 5.01 the final sentence of Section 4.01(h) of the Sale and Servicing Agreement is hereby deleted in its entirety; and 5.02 each applicable schedule to the Sale and Servicing Agreement is hereby amended to include the information set forth in the supplements (the “Supplementary Schedules”) to each of the schedules to the Sale and Servicing Agreement attached hereto. SECTION 6. Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received each of the documents in listed the Amendment Schedule of Documents attached hereto as Exhibit A. SECTION 7. Covenants, Representation and Warranties of Rexnord Funding, Zurn Industries, Zurn Pex, Precision Gear and Rexnord Industries. 7.01 Upon the effectiveness of this Amendment, each of Rexnord Funding, Zurn Industries, Zurn Pex, Rodney Hunt, Precision Gear and Rexnord Industries hereby (i) reaffirms all covenants, representations and warranties made by it in the Sale and Servicing Agreement to the extent the same are not amended hereby and (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. 7.02 Each of Rexnord Funding, Zurn Industries, Zurn Pex, Rodney Hunt, Precision Gear and Rexnord Industries hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. SECTION 8. Ratification. The Sale and Servicing Agreement and each other Related Document to which any of the parties hereto is a party, in each case, as amended hereby, is hereby ratified, approved and confirmed in all respects. SECTION 9. Reference to and Effect on the Agreements. 9.01 Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended hereby, and (ii) each reference to the Sale and Servicing Agreement in any document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended hereby. 9.02 Except as specifically amended above, the terms and conditions of the Sale and Servicing Agreement and any other documents, instruments and agreements executed and/or 4 delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed. 9.03 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Agents under the Sale and Servicing Agreement, any Related Document, or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein. SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 11. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS (INCLUDING 735 ILCS SECTION 105/5-1 ET. SEQ. BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS). SECTION 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. SECTION 13. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective signatories as of the date first above written. REXNORD INDUSTRIES, LLC, as an Originator and as the Servicer By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller ZURN INDUSTRIES, LLC, as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller ZURN PEX, INC., as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller RODNEY HUNT - FONTAINE INC., as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller VAG USA, LLC, as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller PRECISION GEAR LLC as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller

REXNORD FUNDING LLC, as the Buyer and as an Originator By: /s/ David Pauli______________________________ Name: David Pauli Title: Vice President and Controller WELLS FARGO BANK, N.A., as Administrative Agent and as the sole Lender party to the Funding Agreement By: /s/ Isaac Washington_________________________ Name: Isaac Washington Title: Vice President